UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 18, 2007
CERADYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-13059 (Commission File Number)	33-0055414 (IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 549-0421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 18, 2007, the Board of Directors of Ceradyne, Inc. (the “Company”), amended and restated Article V of the Company’s Bylaws, entitled “Stock,” to allow for the electronic registration, issuance and transfer of the Company’s stock, without the issuance of physical stock certificates. The amendment and restatement of Article V is intended to make the Company eligible to participate in the Direct Registration System of the Depository Trust Corporation. The amended Bylaws continue to permit stockholders to obtain a physical stock certificate upon request.
     A copy of Article V of the Bylaws, as amended and restated, is filed as Exhibit 3.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Article V of the Bylaws of Ceradyne, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.
December 19, 2007	By:	/s/ Jerrold J. Pellizzon
Jerrold J. Pellizzon
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Article V of the Bylaws of Ceradyne, Inc.

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